The Victory Portfolios

International Select Fund

Supplement dated February 12, 2015 to the

Summary Prospectus dated March 1, 2014

The Board of Trustees of The Victory Portfolios (“Trust”) has approved a Plan of Liquidation (“Plan”) relating to the International Select Fund, a series of the Trust. It is anticipated that the International Select Fund will liquidate on April 24, 2015. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the International Select Fund.

Effective February 20, 2015, the International Select Fund is closed to new shareholder accounts. The International Select Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the International Select Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the International Select Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.